Non-Employee Director Restricted Stock Unit Award Agreement This AGREEMENT between Knowles Corporation, a Delaware corporation (the "Company"), and [Director Name] (the "Grantee') is made as of [Grant Date] (the "Grant Date"), subject to the Grantee's acceptance this Agreement in accordance with Section 10 hereof. WHEREAS, the Company has adopted the Knowles Corporation 2018 Equity and Cash Incentive Plan (as amended from time to time, the "Plan") in order to, among other things, attract and retain non-employee directors and to motivate such persons to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee Restricted Stock Units ("RSUs") as provided herein to encourage the Grantee's efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agrees as follows: 1. Grant of Restricted Stock Unit Award. 1.1 The Company hereby grants to the Grantee the RSUs (the "Award") with respect to the Company's common stock, par value $0.01 per share ("Common Stock"), as indicated below and subject to the Grantee's execution or electronic acceptance of this Agreement. Number of RSUs [Number] 1.2 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions and meanings as set forth in the Plan. 2. Restriction Period. The Grantee shall vest in the RSUs, and all restrictions thereon shall lapse, on the first anniversary of the Grant Date (the "Vesting Date") subject to the Grantee remaining actively in service to the Company as a member of the Board through the Vesting Date. Except as provided for herein, in the event that the Grantee's service as a Board member terminates prior to the Vesting Date, all of the RSUs shall be forfeited. 3. Issuance of Common Stock. No shares of Common Stock shall be issued to the Grantee in respect of the Award until the restrictions on RSUs have lapsed and the applicable vesting conditions have been satisfied. Subject to Section 4.1 of this Agreement, within 30 days following the Vesting Date, the Company shall issue shares of Common Stock in the Grantee's name equal to the number of RSUs that vested on the Vesting Date, subject to a Grantee’s election to defer receipt of the Award in accordance with such procedures as may from time to time be prescribed by the Committee. 4. Forfeiture of Award. 4.1 Termination of Service. If, prior to the end of the Restriction Period, the Grantee's service as a member of the Board terminates for any reason, other than as set forth in Sections 4.1(a), 4.1(b) or 4.1(c) below, the Award will automatically terminate and this Award and the unvested RSUs shall be forfeited to and cancelled by the Company without any payment to the Grantee. 4.1(a) Disability or Death. If the Grantee's service as a member of the Board terminates due to Disability or death prior to the Vesting Date, then the unvested RSUs shall vest as of the date of such termination due to Disability or death and the Award shall be settled within 30 days following the date of death or termination due to Disability. For purposes of this Agreement, "Disability" or "Disabled" shall mean the permanent and total disability of the Grantee within the meaning of Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code. The determination of Disability shall be made by the Committee in its sole discretion. 4.1(b) No Re-Election. If the Grantee's service as a member of the Board terminates as of the date of the Company's first Annual Meeting of stockholders at which directors are elected that occurs after the Grant Date due to (i) the Grantee's failure to be nominated for re-election to the Board at such Annual Meeting or (ii) notwithstanding any such nomination, the Grantee is not re-elected to the Board upon the expiration of his term, then the unvested RSUs shall continue to vest in accordance with Section 2 of this Agreement and any such RSUs that become vested in accordance with Section 2 shall be settled on the date specified in Section 3 of this Agreement. 4.1(c) Change in Control. If the Grantee's service as a member of the Board (or the board of directors of any successor corporation) terminates prior to the Vesting Date as a result of and following a Change in Control as provided in Section 6.9(a) of the Plan, then the Award shall be settled on the earlier of (i) the date specified in Section 3 of this Agreement or (ii) within 60 days following the Grantee's termination of service, based on the change in control vesting provisions set forth in the Plan. If a Change in Control occurs as provided in Section 6.9(b) of the Plan where the Award is not effectively assumed, then the Award shall be settled on the earlier of (A) the date specified in Section 3 of this Agreement or (B) within 60 days following such Change in Control; provided, however, the Award shall be settled following the normal Vesting Date in accordance with Section 3 if either (I) the Award is subject to Section 409A of the Code and the Change in Control does not constitute a "change in control" event within the meaning of Section 409A of the Code or (II) otherwise required to comply with Section 409A of the Code. 4.2 Misconduct. If prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (a) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Affiliates, (b) breached any contract with, violated any policy of the Company or any of its Affiliates (including, without limitation, the Company's Insider Trading and Confidentiality Policy and Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time), or violated any fiduciary obligation to the Company or any of its Affiliates, or (c) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of the Grantee's status as a director to the Company or any of its Affiliates (each of (a), (b) and (c) shall be considered "Cause" under the Plan), unless such misconduct or violation is waived in writing by the Committee, the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under Section 3 or otherwise under this Agreement. (A copy of the current version of the Company's Anti-hedging and Anti- pledging Policy is available on the Company's third-party stock plan administrator's website and a copy of the Company's Insider Trading and Confidentiality Policy is available from the Office of the General Counsel). By accepting this Agreement, the Grantee acknowledges his or her understanding that nothing contained in this Agreement limits the Grantee's ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission

("Government Agencies"). The Grantee further understands that this Agreement does not limit the Grantee's ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit the Grantee's ability under applicable United States federal law to (A) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (B) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 5. Restrictions on Transfer. Neither the Award, this Agreement nor the shares of Common Stock subject to this Agreement may be sold, transferred, otherwise disposed of, pledged or otherwise hypothecated; provided that the shares shall be transferrable, subject to the terms of the Plan and applicable law, following the vesting of the RSUs and the issuance of Common Stock. 6. Limitation of Rights. During the Restriction Period, the Grantee shill not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to any RSUs or shares of Common Stock which may be issued pursuant to this Award. 7. Taxes. The Grantee shall be solely responsible for payment of any and all federal, state and local income taxes and other amounts as may be required by law with respect to the Award or the shares of Common Stock issued pursuant to the Award. 8. Code Section 409A. This Award is intended to comply with or be exempt from Section 409A of the Code to the maximum extent possible. The Grantee will not be considered to have terminated from service with the Company unless such termination is a "separation from service" within the meaning of Section 409A of the Code. 9. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Company's third-party stock plan administrator's website.) 10. Acceptance. The RSUs granted to the Grantee pursuant to the Award shall be subject to the Grantee's acceptance of this Agreement. The Grantee is required to accept this Award either (a) electronically within his or her stock plan account with the Company's stock plan administrator according to the procedures then in effect; or (b) by returning an executed counterpart of this Agreement to the Company. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 11. No Right to Continued Service. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company to terminate the Grantee's service, nor confer upon the Grantee any right to continuance of service as a Board member. 12. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of the Grantee where such amendment would materially impair the Grantee's rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. 13. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 14. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles.

15. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee's legal representatives. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, administrators and successors. 16. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee's heirs executors, administrators and successors, and the Company and its Affiliates for all purposes. 17. Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award. 18. Headings. The headings of this Agreement are intended for convenience only and do not constitute a part of this Agreement. 19. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterpart each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. KNOWLES CORPORATION By: GRANTEE _____________________ Signature